Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SETTLEMENT AGREEMENT
This settlement agreement (“Settlement Agreement”), effective as of the date of execution by the Parties of the herein referenced Amended & Restated License Agreement (“Effective Date”), is made by and among (a) Bodor Laboratories, Inc. (“Bodor Labs”), a Florida corporation having its principal place of business located at 4400 Biscayne Blvd., Miami, Florida 33137, and Dr. Nicholas S. Bodor, Ph.D., D.Sc., d.h.c. (multi), HoF (“Dr. Bodor”), a resident of Bal Harbour, Florida (hereinafter Bodor Labs and Dr. Bodor are referred to collectively as “Bodor”), (b) Brickell Subsidiary, Inc. f/k/a Brickell Biotech, Inc. (“Brickell”), a Delaware corporation having its principal place of business located at 5777 Central Avenue, Boulder, Colorado 80301 and (c) Brickell Biotech, Inc., the parent of Brickell (“Brickell Biotech”) hereinafter also known individually as a “Party” or collectively as the “Parties” according to the context.
WHEREAS, on December 15, 2012, Bodor and Brickell entered into a license agreement (the “2012 License Agreement”) whereby Bodor licensed to Brickell certain intellectual property, including designated patents (“the Bodor Patents”), and know-how related to [***] (the “Licensed Product”), in exchange for Brickell, inter alia, agreeing to meet certain scheduled diligence events and paying to Bodor certain milestone payments, royalties, and fees. The Parties amended the 2012 License Agreement on October 21, 2013 (the “First Amendment”) and again on March 31, 2015 (the “Second Amendment”).
WHEREAS, the 2012 License Agreement permitted Brickell to sublicense the Licensed Product (subject to certain express requirements) and obligated Brickell to pay to Bodor a percentage of any milestone payments, royalties, or fees that it received from any sublicensee. On or about

March 31, 2015, Brickell entered into a sublicense agreement entitled, “License, Development and Commercialization Agreement” (the “Sublicense Agreement”), with Kaken Pharmaceutical Co., Ltd. (“Kaken”), a Japanese pharmaceutical corporation with headquarters in Tokyo, Japan, whereby Brickell and Kaken agreed to work together on the development and commercialization of certain products [***]. The Sublicense Agreement was amended on four occasions.
WHEREAS, on October 23, 2019, Bodor (a) sent a letter to Brickell terminating the 2012 License Agreement, effective immediately, and (b) filed a lawsuit against Brickell in the United States District Court for the Southern District of Florida, captioned Bodor Laboratories, Inc. and Nicholas S. Bodor v. Brickell Subsidiary, Inc. f/k/a Brickell Biotech, Inc., Case No. 19-cv-24379-PCH (S.D. Florida) (“the District Court Action”).
WHEREAS, Brickell disagreed with Bodor’s assertions that the License Agreement had been terminated, and that there was any cause for termination, and countered that the purported termination was ineffective and constituted a breach of the License Agreement.
WHEREAS, on October 30, 2019, Brickell filed (a) a Demand for Arbitration before the American Arbitration Association, captioned Brickell Biotech, Inc., Claimant v. Bodor Laboratories, Inc. and Nicholas S. Bodor, Respondents, Case No. 01-19-0003-5167 (“the AAA Case”), which included a claim for tortious interference against Bodor and (b) a motion in the District Court Action titled “Defendant’s Motion to Dismiss Plaintiffs’ Complaint or to Stay This Action Pending Mandatory Arbitration.”
WHEREAS, on January 14, 2020, Bodor Labs filed a counterclaim against Brickell in the AAA case asserting claims similar to those alleged by Bodor in the District Court Action.
WHEREAS, [***].
WHEREAS, the District Court Action, the AAA Case, [***] are currently still pending.

WHEREAS, the Parties desire to settle and fully and finally resolve their disputes and their claims against one another relating to the District Court Action, the AAA Case, [***].
NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the Parties contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby stipulate and agree as follows:
1.    Amended & Restated License Agreement. The Parties have agreed to enter into an Amended & Restated License Agreement substantially in the form attached hereto as Exhibit A concurrently with the execution of this Settlement Agreement. The Amended & Restated License Agreement will replace the existing 2012 License Agreement of December 15, 2012, the First Amendment thereof dated October 21, 2013, and the Second Amendment thereof dated March 31, 2015. If the Parties do not execute the Amended & Restated License Agreement concurrently with the execution of this Settlement Agreement, then this Settlement Agreement is null and void. If the Parties do enter into the Amended & Restated License Agreement, they may provide a mutually-acceptable joint public statement.
2.    Dismissals. Within two (2) business days of execution of the Amended & Restated License Agreement, the Parties will file stipulations of dismissal with prejudice of the District Court Action and the AAA Case in the form of the stipulations attached as Exhibits B and C, respectively, [***].
3.     No Releases of Unknown Claims and Reservation of Rights. The Parties intend and agree that this settlement, via the filing of the stipulations/notices of dismissal, resolves and releases any and all asserted claims that were or could have been raised in the District Court Action and/or the AAA Case. For the avoidance of doubt, in releasing its claim that the filing of the patent applications identified in Schedule 8.2 of the Amended & Restated License Agreement constitute any breach of, or related to, the License Agreement or the Amended & Restated License Agreement, Bodor Labs expressly reserves its rights to challenge any patent and/or patent application identified in Schedule 8.2 of the Amended & Restated License Agreement (and/or with respect to any other patent and/or patent application not listed in Schedule 8.2 that includes any claim directed to the same and/or substantially the same subject matter described and/or claimed in any patent and/or patent application identified in Schedule 8.2) for infringement, invalidity, lack of patentability, derivation, inventorship, ownership, and/or unenforceability. Further, all Parties agree that neither the dismissals of the District Court Action, the AAA Case, [***], nor the filing of the stipulations/notice of dismissals in those cases, will constitute or cause any general or limited release, express or implied, of any unknown claims as of the Effective Date of this Settlement Agreement, including any claims that may arise out of the preparation and/or filing of future patent applications not currently listed in Schedule 8.2.
4.    No Admission. By entering into this Settlement Agreement, the Parties expressly deny any wrongdoing or any liability to each other on any grounds. Neither this Settlement Agreement, nor any consideration provided for herein, may be construed as, or may be used as, an admission of any fault, wrongdoing, or liability whatsoever by any Party.
5.    Warranty by Bodor. Bodor warrants and represents that it has all requisite power to enter into and perform this Settlement Agreement. Bodor further warrants and represents that the execution and delivery of this Settlement Agreement and the performance of its obligations hereunder do not and will not conflict with or result in a breach of or default under Bodor Labs’ organizational instruments or any other agreement, instrument, order, law or regulation applying to Bodor or by which Bodor may be bound.

6.    Warranty by each of Brickell and Brickell Biotech. Each of Brickell and Brickell Biotech warrants and represents that it has all requisite power to enter into and perform this Settlement Agreement. Each further warrants and represents that the execution and delivery of this Settlement Agreement and the performance of its obligations hereunder do not and will not conflict with or result in a breach of or default under its organizational instruments or any other agreement, instrument, order, law or regulation applying to it or by which it may be bound. [***].
7.    Notices. All notices required or permitted hereunder shall be given in writing and sent by email and by first-class certified mail, by a nationally recognized express courier service, or hand delivered to the following persons at the following addresses:

To Bodor:

Dr. Nicholas S. Bodor Dr. Erik T. Bodor Bodor Laboratories, Inc. Suite 980 4400 Biscayne Blvd. Miami, FL 33137 Email: [***] [***]	Martin A. Bruehs, Esquire Dentons US LLP 1900 K Street, NW Washington, DC 20006-1102 Email: [***]	Guy A. Rasco, Esquire Devine Goodman & Rasco, LLP 2800 Ponce de Leon Blvd., Suite 1400 Coral Gables, FL 33134 Email: [***]
To Brickell and Brickell Biotech:

Mr. Robert B. Brown Brickell Biotech, Inc. 5777 Central Avenue, Ste. 102 Boulder, CO 80301 Email: [***]	Benjamin C. Block, Esquire Covington & Burling LLP One CityCenter 850 Tenth Street, NW Washington, DC 20001-4956 Email: [***]	Alan D. Lash, Esquire Lash & Goldberg LLP Miami Tower 100 Southeast 2nd St., Suite 1200 Miami, FL 33131-2158 Email: [***]

8.    Effect of Notice. Any notice required under this Settlement Agreement that is properly addressed and sent shall be deemed made three (3) business days after the date of mailing as indicated on the certified mail receipt or on the next business day if sent by email or by an express courier service.
9.    Assignment. The rights and obligations under this Settlement Agreement may not be transferred or assigned, without the express prior written consent of the other Party.
10.    Governing Law and Jurisdiction. This Settlement Agreement shall be governed and construed in accordance with the laws of the State of Florida. The Parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of Florida to resolve any disputes between the Parties in relation to this Settlement Agreement.
11.    Litigation Over This Settlement Agreement. The prevailing Party in any litigation to enforce or set aside any part of this Settlement Agreement shall be entitled to reasonable costs and attorneys’ fees incurred in such litigation.
12.    No Prior Agreements. Any previous promises, representations, or agreements made by the Parties regarding matters within the scope of this Settlement Agreement are superseded by the express written terms of this Settlement Agreement and are without effect.
13.    Modification or Amendment. No modification or amendment of any of the provisions contained in this Settlement Agreement shall be valid unless made in writing and executed by officers or other authorized representatives of the Parties.
14.    Severability. All of the provisions of this Settlement Agreement are intended to be distinct and severable. If any provision of this Settlement Agreement is or is declared to be invalid or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to extent of such invalidity or unenforceability. Such invalidity or unenforceability shall not affect the balance of such provision, to the extent it is not invalid or unenforceable, or the remaining provisions hereof, or render invalid or unenforceable such provision in any other jurisdiction.

15.    No Waiver. The failure of any Party hereto at any time to enforce any of the provisions of this Settlement Agreement shall not be deemed or construed to be a waiver of any such provisions, nor in any way to affect the validity of this Settlement Agreement or any provisions hereof or the right of any Party hereto to enforce each and every provision of this Settlement Agreement. No waiver of any breach of any of the provisions of this Settlement Agreement shall be effective unless set forth in a written instrument executed by the Party against whom enforcement of such waiver is sought; and no waiver of any such breach shall be construed or deemed to be a waiver of any other prior or subsequent breach.
16.    Headings. The headings of sections and subsections have been included for convenience only and shall not be considered in interpreting this Settlement Agreement.
17.    Counterparts. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Settlement Agreement.
18.    Interpretation and Construction. This Settlement Agreement has been fully and freely negotiated by the Parties hereto with the advice of fully qualified legal counsel, shall be considered as having been drafted jointly by the Parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against either Party on account of its participation in the drafting thereof.
19.    Relationship of the Parties. Nothing in this Settlement Agreement shall create or imply an agency, partnership, or joint venture between the Parties. No Party shall act or describe itself as an agent or representative of the other Party. Nor shall any Party have or represent that it has any authority to make commitments on behalf of the other Party.

20.    Entire Agreement. This Settlement Agreement sets out the entire agreement and understanding between the Parties with respect to the subject matter of this Settlement Agreement and supersedes all prior discussions between the Parties. The entire agreement cannot be modified, changed, or discharged except as expressly provided by this Settlement Agreement.
21.    Acknowledgement of Review. Each Party has executed this Settlement Agreement without reliance upon any promise, representation, or warranty other than those expressly set forth herein. Each Party acknowledges that (a) it has carefully read this Settlement Agreement, (b) it has had the assistance of fully qualified legal counsel of its choosing in the review and execution hereof, and (c) it has executed this Settlement Agreement of its own free will.
IN WITNESS WHEREOF, Bodor, Brickell, and Brickell Biotech have each caused this Settlement Agreement to be executed by a duly authorized officer as shown below.

BODOR LABORATORIES, INC.		BRICKELL SUBSIDIARY, INC. f/k/a BRICKELL BIOTECH, INC.

Signature:	/s/ Erik Thomas Bodor	Signature:	/s/ Robert B. Brown
Printed Name:	Erik Thomas Bodor	Printed Name:	Robert B. Brown
Title:	CFO, VP Research	Title:	CEO
Date:	February 17, 2020	Date:	February 17, 2020

DR. NICHOLAS S. BODOR		BRICKELL BIOTECH, INC.

Signature:	/s/ Nicholas S. Bodor	By:	/s/ Robert B. Brown
Date:	February 17, 2020	Name:	Robert B. Brown
		Title:	CEO
		Date:	February 17, 2020

EXHIBIT A

[Amended & Restated License Agreement]

EXHIBIT B

United States District Court
Southern District of Florida
____________________________________
)
Bodor Laboratories, Inc. and             )
Dr. Nicholas S. Bodor,            )
)
Plaintiffs,            )
)
v.                        )     Case No. 19-cv-24379-PCH
)
Brickell Subsidiary, Inc.            )    Judge Paul C. Huck
f/k/a Brickell Biotech, Inc.            )
)
Defendant.            )
____________________________________)

STIPULATION OF DISMISSAL WITH PREJUDICE

IT IS HEREBY STIPULATED by and between the Plaintiffs, Bodor Laboratories, Inc. and Dr. Nicholas S. Bodor (collectively, “Bodor”) and Defendant Brickell Subsidiary Inc. f/k/a Brickell Biotech, Inc. (“Brickell”), pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(ii), that the parties have entered into a Settlement Agreement resolving the above-captioned litigation, with all claims in this action to be dismissed with prejudice, subject to the terms and conditions of the Settlement Agreement.
Each party agrees to bear its own costs and attorneys’ fees unless stated otherwise in the Settlement Agreement.
This Court shall retain jurisdiction to enforce this Stipulation of Dismissal and the Settlement Agreement made by the parties.

STIPULATED, APPROVED AND CONSENTED TO:

Dated: February , 2020	Dated: February , 2020
/s/ Guy A. Rasco	/s/ Alan D. Lash

Guy A. Rasco, Esquire
Devine Goodman & Rasco, LLP
2800 Ponce de Leon Blvd., Suite 1400
Coral Gables, FL 33134
Email: [***]

Martin A. Bruehs, Esquire
Charles R. Bruton, Esquire
Rajesh C. Noronha, Esquire
Dentons US LLP
1900 K Street, NW
Washington, DC 20006-1102
Email: [***]
Email: [***]
Email: [***]

Counsel for Plaintiffs Bodor Laboratories, Inc. and Dr. Nicholas S. Bodor

Alan D. Lash, Esquire
Lash & Goldberg LLP
Miami Tower
100 Southeast 2nd St., Suite 1200
Miami, FL 33131-2158
Email: [***]

Benjamin C. Block, Esquire
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Email: [***]

Counsel for Defendant,
Brickell Subsidiary, Inc.
f/k/a/ Brickell Biotech, Inc.

2

CERTIFICATE OF SERVICE

I hereby certify that on February ______, 2020, the foregoing STIPULATION OF DISMISSAL was served electronically on the following counsel:

Alan D. Lash, Esquire
Lash & Goldberg LLP
Miami Tower
100 Southeast 2nd St., Suite 1200
Miami, FL 33131-2158
Email: [***]

Benjamin C. Block, Esquire
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Email: [***]

Counsel for Brickell Subsidiary, Inc.
f/k/a Brickell Biotech, Inc.

/s/ Guy A. Rasco

Guy A. Rasco, Esquire Devine Goodman & Rasco, LLP 2800 Ponce de Leon Blvd., Suite 1400 Coral Gables, FL 33134 Email: [***]

EXHIBIT C
BEFORE THE AMERICAN ARBITRATION ASSOCIATION
Case No. 01-19-0003-5167

Brickell Biotech, Inc.,
Claimant,
v.
Bodor Laboratories, Inc. and Nicholas S. Bodor,
Respondents-Counterclaimant.
________________________________________________/

STIPULATION OF DISMISSAL WITH PREJUDICE

It is hereby stipulated, by and among Claimants Brickell Biotech, Inc. and Brickell Subsidiary, Inc., Respondent-Counterclaimant Bodor Laboratories, Inc., and Respondent Nicholas S. Bodor, that this arbitration, to include all claims and counterclaims, is dismissed with prejudice. Each party to bear its own costs and attorneys’ fees.
Respectfully submitted,

/s/ Alan D. Lash
Alan D. Lash, Esquire
Lash & Goldberg LLP
Miami Tower
100 Southeast 2nd St., Suite 1200
Miami, FL 33131-2158
Email: [***]

Benjamin C. Block, Esquire
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW

/s/ Guy A. Rasco
Guy A. Rasco, Esquire
Devine Goodman & Rasco, LLP
2800 Ponce de Leon Blvd., Suite 1400
Coral Gables, FL 33134
Email: [***]

Martin A. Bruehs, Esquire
Charles R. Bruton, Esquire
Rajesh C. Noronha, Esquire
Dentons US LLP
1900 K Street, NW

Washington, DC 20001-4956 Email: [***] Counsel for Claimants, Brickell Subsidiary, Inc. and Brickell Biotech, Inc.	Washington, DC 20006-1102 Email: [***] Email: [***] Email: [***] Counsel for Respondent-Counterclaimant Bodor Laboratories, Inc. and Respondent Dr. Nicholas S. Bodor

EXHIBIT D
[***]

EXHIBIT E
[***]